Exhibit 10.9

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Experts” and to the use of our report dated September 16, 2013, in the Registration Statement (Form S-1 No. 333-168227) of Direxion Shares ETF Trust II dated November 22, 2013 to be filed on or around November 22, 2013.

/s/ Ernst & Young LLP

New York, NY

November 21, 2013